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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2005

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

              Georgia                  0-12456            58-1098795
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   (State or other jurisdiction      (Commission        (IRS Employer
          of incorporation)          File Number)     Identification No.)

              470 East Paces Ferry Road, N.E.
                     Atlanta, Georgia                       30305
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (404) 261-4381

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached as Exhibit 99.1 is a copy of a press release of American Software, Inc, dated March 3, 2005, reporting an update to American Software's financial results for the third quarter and year-to-date fiscal 2005. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following Exhibits are filed as part of this report:

Exhibit No.   Description
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99.1          Press Release of American Software, Inc., dated March 3, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMERICAN SOFTWARE, INC.
                                                           (Registrant)


Date:  March 3, 2005                                By:  /s/ Vincent C. Klinges
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                                                         Vincent C. Klinges
                                                         Chief Financial Officer

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